As filed with the Securities and Exchange Commission on June 20, 2000

                                                      REGISTRATION NO. 333-34516

                       SECURITIES AND EXCHANGE COMMISSION
================================================================================
                             Washington, D.C. 20549
                       Post-Effective Amendment No. 1 to
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                     and Post-Effective Amendment No. 2 to
                      Registration Statement No. 333-49143

                        ------------------------------


STATE STREET CORPORATION                                               MASSACHUSETTS                     04-2456637
STATE STREET CAPITAL TRUST II                                            DELAWARE                        13-7147835
STATE STREET CAPITAL TRUST III                                           DELAWARE                        13-7147836
STATE STREET CAPITAL TRUST IV                                            DELAWARE                      TO BE APPLIED FOR
(Exact name of each registrant as specified in its charter)    (State or other jurisdiction            (I.R.S. Employer
                                                               of incorporation or organization)     Identification Number)


                        ------------------------------

                              225 FRANKLIN STREET
                          BOSTON, MASSACHUSETTS  02110
                                 (617) 786-3000
         (Address, including zip code, and telephone number, including area code, of each registrant's principal executive offices)

                        ------------------------------

                         MAUREEN SCANNELL BATEMAN, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                            STATE STREET CORPORATION
                              225 FRANKLIN STREET
                          BOSTON, MASSACHUSETTS  02110
                                 (617) 786-3000
              (Name and address, including zip code, and telephone
     number, including area code, of agent for service of process for each registrant)

                        ------------------------------

                                With copies to:

    MARK V. NUCCIO, ESQ.                       B. ROBBINS KIESSLING, ESQ.
       ROPES & GRAY                             CRAVATH, SWAINE & MOORE
  ONE INTERNATIONAL PLACE                  WORLDWIDE PLAZA, 825 EIGHTH AVENUE
   BOSTON, MASSACHUSETTS 02110                  NEW YORK, NEW YORK  10019
         (617) 951-7000                              (212) 474-1000


Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering: [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [X]

Item 16.  Exhibits


Exhibit Number                      Description
--------------                      -----------


     4.26 Indenture dated as of June 15 between Registrant and Bank One Trust Company, N.A.

     25.6 Form T-1 Statement of Eligibility of Bank One Trust Company, N.A. to act as trustee under the Indenture dated as of June 15 between Registrant and Bank One Trust Company, N.A.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 19th day of June 2000.

                              STATE STREET CORPORATION

                              By:

                              /s/ Ronald L. O'Kelley
                              -------------------------------------------------
                              RONALD L. O'KELLEY
                              EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER (PRINCIPAL FINANCIAL OFFICER)

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the June 19, 2000.

SIGNATURE                   TITLE
---------                   -----


            *               Chairman and
-------------------------   Chief Executive
   MARSHALL N. CARTER       Officer (Principal Executive
                            Officer)


/s/ Ronald L. O'Kelley      Executive Vice President,
-------------------------   Chief Financial Officer and
   RONALD L. O'KELLEY       Treasurer  (Principal Financial
                            Officer)


            *               Corporate
-------------------------   Controller
   FREDERICK BAUGHMAN       (Principal Accounting Officer)



            *               Director
-------------------------
    TENLEY E. ALBRIGHT



            *               Director
-------------------------
   I. MACALLISTER BOOTH



-------------------------   Director
   JAMES I. CASH



            *               Director
-------------------------
   TRUMAN S. CASNER

----------------------------  Director
   NADER F. DAREHSHORI



            *                 Director
----------------------------
  ARTHUR L. GOLDSTEIN



----------------------------  Director
   DAVID P. GRUBER



            *
----------------------------  Director
   JOHN M. KUCHARSKI



            *
----------------------------  Director
   CHARLES R.  LAMANTIA



            *
----------------------------  Director
   DAVID B. PERINI



----------------------------  Director
   DENNIS J. PICARD



            *                 Director
----------------------------
   ALFRED POE



            *                 Director
----------------------------
   BERNARD W. REZNICEK



            *                 Director
----------------------------
   DAVID A. SPINA



            *                 Director
----------------------------
   DIANA CHAPMAN WALSH



            *                 Director
----------------------------
   ROBERT E. WEISSMAN



* By: /s/ Ronald L. O'Kelley
       ---------------------
        Attorney-in-fact